UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2010 (July 15, 2010)

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Smithtown Merger

On July 15, 2010, People’s United Financial, Inc. (“People’s United”) and Smithtown Bancorp, Inc. (“Smithtown Bancorp”) entered into an Agreement and Plan of Merger (the “Smithtown Merger Agreement”), pursuant to which People’s United will acquire Smithtown Bancorp.

Subject to the terms and conditions of the Smithtown Merger Agreement, which has been approved by the boards of directors of both companies, Smithtown Bancorp will be merged with and into People’s United (the “Smithtown Merger”). Upon effectiveness of the Smithtown Merger, each outstanding share of Smithtown Bancorp’s common stock, other than shares owned by People’s United or Smithtown Bancorp, will be converted into the right to receive, at the election of each holder thereof and subject to proration, either a fraction of a fully paid and nonassessable share of common stock of People’s United, or cash, in each case, with a value equal to the sum of (x) $2.00 plus (y) 0.143 multiplied by the average closing price of common stock of People’s United during the five trading days ending the day before consummation of the Smithtown Merger.

Consummation of the Smithtown Merger is subject to certain conditions, including, among others, the approval of the Smithtown Merger Agreement by Smithtown Bancorp’s stockholders and the receipt of required regulatory approvals. The Smithtown Merger Agreement contains customary representations, warranties and covenants of People’s United and Smithtown Bancorp. Smithtown Bancorp has also agreed to call a meeting of its stockholders to consider approval of the Smithtown Merger and that the Smithtown Bancorp board of directors will recommend approval of the Smithtown Merger Agreement by Smithtown Bancorp’s stockholders, subject to certain exceptions to permit the Smithtown Bancorp directors to comply with their fiduciary duties.

Smithtown Bancorp has generally agreed not to solicit proposals relating to alternative business combination transactions, enter into discussions or negotiations concerning, or provide confidential information in connection with, alternative business combination transactions or approve an alternative business combination transaction. However, the Smithtown Merger Agreement permits Smithtown Bancorp to take one or more of the prohibited actions referred to above, subject to the provisions of the Smithtown Merger Agreement, in response to certain unsolicited business combination proposals.

The Smithtown Merger Agreement contains certain termination rights for both People’s United and Smithtown Bancorp and, further provides that, upon the termination of the Smithtown Merger Agreement under specified circumstances, generally including an alternative business combination transaction, Smithtown Bancorp will owe People’s United a cash termination fee of up to $2,400,000.

The foregoing description of the Smithtown Merger Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Smithtown Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Smithtown Merger Agreement contains customary representations and warranties of People’s United and

Smithtown Bancorp made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between People’s United and Smithtown Bancorp and are not intended to provide factual, business, or financial information about People’s United or Smithtown Bancorp. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk between People’s United and Smithtown Bancorp rather than establishing matters as facts.

LSB Merger

On July 15, 2010, People’s United entered into an Agreement and Plan of Merger (the “LSB Merger Agreement”) by and among, People’s United, People’s United Bank, Bridgeport Merger Corporation, LSB Corporation, and River Bank, pursuant to which People’s United will acquire LSB Corporation and its wholly-owned subsidiary, River Bank.

Subject to the terms and conditions of the LSB Merger Agreement, which has been approved by the boards of directors of each party thereto, Bridgeport Merger Corporation, a wholly owned subsidiary of People’s United, will merge with and into LSB Corporation (the “LSB Merger”). Upon effectiveness of the LSB Merger, each outstanding share of LSB Corporation common stock, other than shares owned by People’s United, LSB Corporation or any of their wholly-owned subsidiaries, will be converted into the right to receive cash equal to $21 per share and certain other amounts described in the LSB Merger Agreement.

Consummation of the LSB Merger is subject to certain conditions, including, among others, the approval of the Merger Agreement by the holders of not less than two thirds of the shares of LSB Corporation common stock then outstanding and entitled to vote and the receipt of required regulatory approvals. The Merger Agreement contains customary representations, warranties and covenants of People’s United, LSB Corporation, and the other parties thereto. LSB Corporation has also agreed to call a meeting of its stockholders to consider approval of the LSB Merger and that the LSB Corporation board of directors will recommend approval of the LSB Merger Agreement by LSB Corporation’s stockholders, subject to certain exceptions to permit the LSB Corporation’s directors to comply with their fiduciary duties. Pursuant to the terms of the LSB Merger Agreement, People’s United has entered into voting agreements with certain directors and officers of LSB Corporation, pursuant to which such individuals have agreed to vote their shares of LSB Corporation common stock in favor of the LSB Merger.

LSB Corporation has generally agreed not to solicit proposals relating to alternative business combination transactions, enter into discussions or negotiations concerning, or provide confidential information in connection with, alternative business combination transactions or approve an alternative business combination transaction. However, the LSB Merger Agreement permits LSB Corporation to take one or more of the prohibited actions referred to above, subject to the provisions of the LSB Merger Agreement, in response to certain unsolicited business combination proposals. If LSB Corporation concludes that an alternative business combination proposal is a superior proposal, upon compliance with the applicable terms of the LSB Merger Agreement, LSB Corporation may terminate the LSB Merger Agreement (subject to its payment of the termination fee referred to below).

The LSB Merger Agreement contains certain termination rights for both People’s United and LSB Corporation and, further provides that, upon the termination of the LSB Merger Agreement under specified circumstances, generally including an alternative business combination transaction, LSB Corporation will owe People’s United a cash termination fee of $3,500,000.

The foregoing description of the LSB Merger Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the LSB Merger Agreement, which is filed as Exhibit 2.2 hereto and is incorporated herein by reference. The LSB Merger Agreement contains customary representations and warranties of People’s United, LSB Corporation and the other parties thereto made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between People’s United, LSB Corporation and the other parties thereto and are not intended to provide factual, business, or financial information about People’s United, LSB Corporation or the other parties thereto. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk between People’s United and LSB Corporation rather than establishing matters as facts.

Additional Information

This communication is being made in respect of the proposed merger involving People’s United and Smithtown Bancorp and the proposed merger involving People’s United and LSB Corporation.

In connection with the proposed merger with Smithtown Bancorp, People’s United will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Smithtown Bancorp that also constitutes a prospectus of People’s United. Smithtown Bancorp will mail the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by People’s United and Smithtown Bancorp with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing People’s United website at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information” or by accessing Smithtown Bancorp’s website at www.bankofsmithtownonline.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

In connection with the proposed merger with LSB Corporation, LSB Corporation will file with the SEC a proxy statement on Schedule 14A. LSB Corporation will mail the proxy statement to its stockholders. Investors and security holders are urged to read the proxy statement regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement (when available) and other related documents filed by LSB Corporation with the SEC at the SEC’s website at www.sec.gov. The proxy statement (when it is available) and the other documents may also be obtained for free by accessing LSB Corporation’s website at www.riverbk.com under the tab “About Us” and then under the heading “Stockholder Information”.

Participants in the Transactions

People’s United, Smithtown Bancorp and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Smithtown Bancorp stockholders in favor of the merger with Smithtown Bancorp. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Smithtown Bancorp stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

People’s United, LSB Corporation and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from LSB Corporation’s stockholders in favor of the merger with LSB Corporation. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the LSB Corporation stockholders in connection with the proposed merger will be set forth in the proxy statement when it is filed with the SEC.

You can find information about the executive officers and directors of People’s United in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on March 23, 2010. You can find information about Smithtown Bancorp’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on March 12, 2010. You can find information about LSB Corporation’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on March 15, 2010. You can obtain free copies of these documents from People’s United, Smithtown Bancorp, or LSB Corporation using the contact information above.

Item 9.01.	Financial Statements and Exhibits

(c)	The following Exhibits are submitted herewith.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 15, 2010, by and between People’s United Financial, Inc. and Smithtown Bancorp, Inc.

2.2	Agreement and Plan of Merger, dated as of July 15, 2010, by and among People’s United Financial, Inc., People’s United Bank, Bridgeport Merger Corporation, LSB Corporation, and River Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: July 19, 2010	By:	/s/ Eric J. Appellof
(Signature)

	Name:	Eric J. Appellof
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page
2.1	Agreement and Plan of Merger, dated as of July 15, 2010, by and between People’s United Financial, Inc. and Smithtown Bancorp, Inc.	2.1-1

2.2	Agreement and Plan of Merger, dated as of July 15, 2010, by and among People’s United Financial, Inc., People’s United Bank, Bridgeport Merger Corporation, LSB Corporation, and River Bank.	2.2-1